UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2006

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 9, 2006, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), announced the presentation of preliminary results of an open-label multi-center Phase 2 clinical trial, which suggest that Xcytrinr (motexafin gadolinium) Injection may improve stereotactic radiosurgery treatment-planning by enhancing magnetic resonance imaging (MRI) and better defining the treatment field in patients with brain metastases from solid tumors. The presentation took place at the 48th American Society for Therapeutic Radiology and Oncology (ASTRO) Annual Meeting being held this week in Philadelphia, PA.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated November 9, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Xcytrinr is a registered trademark of Pharmacyclics, Inc.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 9, 2006

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 9, 2006. PDF

         PDF    Also provided in PDF as a courtesy.